                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report:               September 13, 1994



                        Commission File Number 1-8241



                             PRESIDIO OIL COMPANY
            (Exact name of registrant as specified in its charter)


         DELAWARE                                            95-3049484
(State or other jurisdiction of                           (I.R.S.Employer
 incorporation or organization)                         Identification No.)


                         5613 DTC PARKWAY, SUITE 750
                       ENGLEWOOD, COLORADO  80111-3065
                  (Address of principal executive offices)
                                 (Zip Code)


                               (303) 773-0100
            (Registrant's telephone number, including area code)



                                Not Applicable
            (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.    OTHER EVENTS

Incorporated herein by reference to the Company's press release dated September 13, 1994, contained in Exhibit 20.1 to this form.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

20.1 The Company's press release dated September 13, 1994, announcing the interest rate for the period November 15, 1994 to February 14, 1995 on its Senior Subordinated Gas Indexed Notes Due 1999 and Senior Gas Indexed Notes Due 2002 to be 13.675%.

                                  SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                               PRESIDIO OIL COMPANY
                                               ---------------------------
                                               Registrant



DATE:  September 13, 1994                      /s/ Charles E. Brammeier
      --------------------                     --------------------------
                                               Charles E. Brammeier
                                               Controller
                                               (Principal Accounting Officer)